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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                 June 24, 1996
                                ---------------




                               GFS BANCORP, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



        Delaware                        0-22742                 42-1410536
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                        Identification
                                                                   Number)



1025 Main Street, Grinnell, Iowa                                50112-1633
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (515) 236-3121
- --------------------------------------------------------------------------------

                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     On June 24, 1996, the Registrant issued the attached press release
        --------------
announcing the increase in the registrants quarterly cash dividend.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) Exhibits

           99.  Press release, dated June 24, 1996.
                                     --------------
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    GFS BANCORP, INC.



Date:  June 26, 1996                                By:  /s/ Steven L. Opsal
       -------------                                    -----------------------
                                                        Steven L. Opsal
                                                        President and Chief
                                                        Executive Officer